UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718		36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification Number)
Two North Riverside Plaza	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
Equity LifeStyle Properties, Inc. (the “Company,” “we,” “us,” and “our”) received from the Securities and Exchange Commission (“SEC”) a comment letter (“Comment Letter”) issued in the ordinary course of their review of our disclosures. In the Comment Letter the SEC inquired about adjustments made in respect to membership upgrade sales in certain of our non-GAAP financial measures. Since 2008, these measures have consistently included adjustments related to membership upgrade sales. As a result of our review following the question from the SEC, when reporting our non-GAAP financial measures we will no longer make adjustments in respect to membership upgrade sales. The following non-GAAP financial measures will be impacted by the exclusion of the accrual to cash adjustment: (i) Funds from Operations (“FFO”); (ii) Normalized Funds from Operations (“Normalized FFO”); (iii) EBITDAre; (iv) Adjusted EBITDAre; (v) Property operating revenues; (vi) Property operating expenses; and (vii) Income from property operations, excluding property management.

The table below presents Net income available for Common Stockholders, FFO available for Common Stock and OP Unit Holders and Normalized FFO available for Common Stock and OP Unit Holders as previously reported and as revised to exclude accrual to cash adjustments related to membership upgrade sales.

(amounts in millions)	Quarter Ended December 31, 2022		Year Ended December 31, 2022
	Reported	Revised	Reported	Revised
Net income available for Common Stockholders	$73.0	$73.0	$284.6	$284.6
FFO available for Common Stock and OP Unit Holders	$126.6	$123.6	$523.6	$505.1
Normalized FFO available for Common Stock and OP Unit Holders	$128.1	$125.1	$531.6	$513.1

	Quarter Ended December 31, 2022		Year Ended December 31, 2022
	Reported	Revised	Reported	Revised
Net Income per Common Share - Fully Diluted	$0.39	$0.39	$1.53	$1.53
FFO per Common Share and OP Unit - Fully Diluted	$0.65	$0.63	$2.68	$2.59
Normalized FFO per Common Share and OP Unit - Fully Diluted	$0.66	$0.64	$2.72	$2.63

See Item 9.01 to this Current Report on Form 8-K for the definitions of the Non-GAAP financial measures presented, as well as, the reconciliations of Net income available for Common Stockholders to FFO available for Common Stock and OP Unit Holders and Normalized FFO available for Common Stock and OP Unit Holders.

In accordance with General Instruction B.2. of Form 8-K, the information included in Items 2.02 and 9.01 of this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any registration statement filed by us under the Securities Act of 1933, as amended.

Item 4.02    Non-Reliance on Previously Issued Financial Statement or a Related Audit Report or Completed
Interim Review
The Company received from the SEC a Comment Letter issued in the ordinary course of the SEC’s review of our disclosures. As a result of our research and consideration of a question (unrelated to the matter discussed above under Item 2.02) raised in the Comment Letter, we previously disclosed in our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2023 and September 30, 2023 the correction of an error, described below, which relates solely to the classification of cash outflows associated with the purchase of manufactured homes in the Consolidated Statements of Cash Flows. Based on an analysis of quantitative and qualitative factors in accordance with SEC Staff Accounting Bulletins 99, Materiality and 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, the Company and the Audit Committee of the Board of Directors (the “Audit Committee”) previously concluded that this error was immaterial. Following receipt of a further Comment Letter in which the Staff of the SEC informed the Company it disagreed with the materiality conclusion, the Company and the Audit Committee, on January 19, 2024, determined that the error was material to its previously issued financial statements, as included in the Annual Report on Form 10-K for the year ended December 31, 2022 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Prior Period Financial Statements”). During the period of time following receipt of the initial Comment Letter, the Company along with the Audit Committee has discussed with Ernst & Young LLP (“EY”), our independent registered public accounting firm, the matters described herein.

Accordingly, solely as a result of the foregoing, the Company and the Audit Committee determined that the Prior Period Financial Statements, as well as, any reports, related earnings releases, investor presentations or similar communications of the Company’s Prior Period Financial Statements, should no longer be relied upon.

The Company previously classified cash outflows associated with the purchase of manufactured homes within investing activities in the Consolidated Statements of Cash Flows. Based on the predominance principle in ASC 230-10-45-22, the Company determined that all of the cash flows associated with the purchase and sale of manufactured homes should be classified within operating activities in the Consolidated Statements of Cash Flows. The Company plans to correct the classification error by filing amendments of the Prior Period Financial Statements (“Amended Reports”) with the SEC concurrent with the filing of this Form 8-K. In addition, although not required by the correction of the material cash flow classification error, the non-GAAP financial measures referenced in Item 2.02 above and as included in the Amended Reports will no longer include adjustments in respect to membership upgrade sales.

There was no impact to Cash and restricted cash, the Consolidated Statements of Income and Comprehensive Income, Consolidated Balance Sheets, Consolidated Statements of Changes in Equity for any periods presented in the Prior Period Financial Statements, or our ability to maintain compliance with covenants contained in our debt facilities or other contractual requirements.

The Company along with the Audit Committee have discussed with EY the matters disclosed in Item 4.02 of this report on Form 8-K.

This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement due to a number of factors, which include, but are not limited to the following: (i) the mix of site usage within the portfolio; (ii) yield management on our short-term resort and marina sites; (iii) scheduled or implemented rate increases on community, resort and marina sites; (iv) scheduled or implemented rate increases in annual payments under membership subscriptions; (v) occupancy changes; (vi) our ability to attract and retain membership customers; (vii) change in customer demand regarding travel and outdoor vacation destinations; (viii) our ability to manage expenses in an inflationary environment; (ix) our ability to integrate and operate recent acquisitions in accordance with our estimates; (x) our ability to execute expansion/development opportunities in the face of supply chain delays/shortages; (xi) completion of pending transactions in their entirety and on assumed schedule; (xii) our ability to attract and retain property employees, particularly seasonal employees; (xiii) ongoing legal matters and related fees; (xiv) costs to restore property operations and potential revenue losses following storms or other unplanned events; and (xv) the potential impact of, and our ability to remediate material weaknesses in our internal control over financial reporting.

For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including the “Risk Factors” and “Forward-Looking Statements” sections in our most recent Annual Report on Form 10-K/A and any subsequent Quarterly Reports on Form 10-Q/A.

These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
We are a fully integrated owner of lifestyle-oriented properties and own or have an interest in 450 properties located predominantly in the United States consisting of 171,707 sites as of October 16, 2023. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

Item 9.01    Financial Statements and Exhibits

(d) Exhibit I

The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

99.1 Equity LifeStyle Properties, Inc. Supplemental Information to Form 8-K dated January 22, 2024
104 Cover Page Interactive Data File included as Exhibit 101 (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
Date: January 22, 2024	By: /s/ Paul Seavey
Paul Seavey
Executive Vice President and Chief Financial Officer